Retirement Plans and Other Retiree Benefits - Benefits Expected to be Paid Next Five Years (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Defined Pension Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2016	$ 34,395
2017	29,816
2018	28,052
2019	27,374
2020	28,938
2021 to 2025	138,404
Total	286,979
Other Postretirement Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2016	4,277
2017	4,647
2018	4,948
2019	5,235
2020	5,498
2021 to 2025	29,970
Total	$ 54,575